                                                                   EXHIBIT 10.02

                     [UPI WORLDWIDE NEWS, INC. LETTERHEAD]

                             SUBSCRIPTION AGREEMENT

SUBSCRIBER INFORMATION
 Internet Century, Inc.
Corporate Name
 400 E. Van Buren, One Arizona Center, Suite 545
Address
 Phoenix          AZ       85004
City            State     Zip Code

================================================================================

1. PRODUCT(S): Subject to compliance by Subscriber with all of the terms of this Agreement, UPI grants to subscriber the non-exclusive right and privilege to use the "Product(s)" described in the Schedule below. These "Product(s)" are to be used for news and informational purposes only. Subscriber agrees that the "Product(s)" are to be used at the following "User's Location" only and by the named "Organization" only, except for the immediate distribution to Subscriber's readers, listeners, or viewers:

   User Location: Same as above

   Address: E-Mail administration@netcentury.com
                   -----------------------------

   City State            Zip Code
    Jeff Peterson         602-716-0100
   Contact Name           Telephone Number

2. PRODUCT INSTALLATION TARGET DATE:

3. TERM: This Agreement shall continue for 24 months, commencing on actual initiation of service, Paragraph 2 notwithstanding.

4. RATE: Subscriber agrees to pay UPI a "Total Monthly Rate" of $750 based upon the following Schedule: A royalty of 35% is payable to UPI on all ad banners adjacent to UPI content.

   PRODUCT(S), EQUIPMENT, DELIVERY, SOFTWARE      MONTHLY RATE $750.00 + ROYALTY
   US & World News & Spotlights
   Delivery ftp PULL


   I hereby certify that I have read and agree to be bound by all terms and conditions of this agreement. Upon the signing or upon the first receipt of the Product(s), whichever occurs first, this agreement goes into effect and binds both parties and/or their successors and assigns. Made this 15th day of November, 1998, in Washington, DC.


/s/ Jeffrey Peterson                          PRESIDENT               11-11-98
--------------------------------------       -------------            --------
AUTHORIZED SIGNATURE FOR SUBSCRIBER              TITLE                   DATE

/s/ Anthony Jay                                  CFO                  11-12-98
--------------------------------------       -------------            --------
ACCEPTED BY (AUTHORIZED UPI SIGNATURE)          TITLE                   DATE

 5. DELIVERY: UPI shall deliver the Product(s) by the appropriate UPI delivery system.

 6. USE: Subscriber shall not use or permit the use of the Product(s) in any way that compromises the integrity thereof or which infringes any copyrights or proprietary interests. Subscriber shall respect all [illegible] pledges on [illegible] [illegible] and shall carry copyright and UPI credit lines. The Product(s) shall be used only by the Subscriber on terminals of the Subscriber and only in accordance with the terms of this agreement. No material distribution is allowed. Subscriber may receive, convert, accumulate, manage and maintain up to 120 days of historical information accumulated from UPI.

 7. ASSIGNMENT: This Agreement may be assigned by UPI at any time. The sale or transfer of Subscriber's business or licence(s) shall not relieve Subscriber from its obligations under this Agreement. This Agreement may not be assigned by Subscriber without the prior written consent of UPI. An executed copy of such assumption shall be sent by certified mail to UPI at the address stated above. Prior written consent to such assignment shall not release Subscriber from obligations and liabilities to UPI which have accrued hereunder as of the date of such assignment.

 8. UPI EQUIPMENT: Throughout the term of this Agreement, Subscriber shall protect any UPI equipment which may be in its possession. At the termination of this Agreement, Subscriber shall return such equipment to UPI in as good condition as when received, ordinary wear excepted. Failure by Subscriber to comply with this Paragraph shall entitle UPI to charge Subscriber for the cost of repair or replacement of the UPI equipment.

 9. SEPARATE EQUIPMENT AND WORK CHARGES: Upon reasonable notice from Subscriber, UPI shall install, relocate, and/or reinstall services in existing or relocated premises of the User's Location, and Subscriber shall pay to UPI the full one-time costs of such work, said costs to include, but not be limited to, any charges from third-parties incurred by UPI in completion of such. Subscriber shall have the option of performing such relocations of service itself, provided reasonable written advance notification is provided to UPI. Notice from Subscriber to UPI to relocate service to a new User's Location shall be construed as a modification of the User's Location as defined in Paragraph 1 of this Agreement and shall become an integral part of the Agreement.

10. SUBSCRIBER PAYMENTS: UPI shall invoice the Subscriber in advance of each month, and Subscriber shall, on or before the first day of each month, pay UPI in advance the Monthly Rates including terminal fees for such month. Subscriber will provide to UPI a current detailed list of terminal locations and all necessary information to document the amount of the terminal fees. If such documentation is not received within 14 days of payment due date, UPI may suspend delivery of the Product(s) until such documentation is provided, or terminate delivery of the Product(s). Suspension of delivery will not relieve Subscriber of his obligations under this Agreement.

11. DEFAULT OF SUBSCRIBER: The following events shall be a default ("Default") of Subscriber under this Agreement: (a) Subscriber neglects or fails, in whole or in part, to observe any of its obligations to UPI, including, but not limited to, making all timely payments due under this Agreement; (b) Subscriber assigns this Agreement or any of its rights hereunder (except as permitted under the terms of Paragraph
         7); or (c) a receiver, trustee in bankruptcy or similar officer is appointed to take charge of all or a part of Subscriber's property.

12. REMEDIES UPON DEFAULT: Upon the occurrence of a Default, UPI may terminate delivery of the Product(s) and recover from Subscriber (a) any payments due hereunder; (b) the total of Subscriber's then current monthly rate ("Current Monthly Rate," as defined below in this Paragraph 12) multiplied by the number of months between termination of delivery and the date of expiration of the then current Term (as Term is defined in Paragraph 3) less savings UPI realizes by canceling delivery of the Product(s) to Subscriber; (c) all costs and expenses of collection, including reasonable attorneys' fees; and (d) any and all damages available under law. The term "Current Monthly Rate" as used herein shall include not only the Monthly Rate(s) payable at the time delivery of the Product(s) is terminated, but also the Monthly Rate(s) which from time to time would have become payable had delivery thereof not been terminated, and in the calculation set forth above in Subparagraph (b), each such charge shall be multiplied by the number of months for which it would have been made payable. Should Subscriber fail to pay any rates or fees when due, then UPI shall have the right to invoice Subscriber for a late payment charge equal to the lesser of 1.5% per month or the lawful maximum rate on the unpaid balance from the date due until the date paid.

13. INDEMNITY: UPI SHALL NOT IN ANY EVENT BE LIABLE TO SUBSCRIBER FOR ANY LOSS, EXPENSE, OR DAMAGES, INCLUDING BUT NOT LIMITED TO SPECIAL, INDIRECT, CONSEQUENTIAL OR EXEMPLARY DAMAGES, AND ANY LOSS OF BUSINESS OR PROFITS, WHETHER OR NOT FORESEEABLE, ARISING OUT OF OR IN CONNECTION WITH THE PRODUCT(S), ANY FAILURE TO DELIVER OR DISTRIBUTE THE PRODUCT(S), OR ANY INTERRUPTION IN DELIVERY OR DISTRIBUTION THEREOF. Subscriber shall indemnify and hold UPI harmless against any claim, damage, loss, liability or expense arising out of Subscriber's use of the Product(s) contrary to this agreement or instructions by UPI. The obligations of Subscriber under this Paragraph shall continue notwithstanding any termination of this Agreement.

14. CONTRACT DURATION AND CANCELLATION: Upon completion of the Term in Paragraph 3 of the Agreement, Subscriber or UPI may cancel by providing written notice to the second party by certified mail at least 30 days before the effective date of cancellation. Said notice of cancellation shall be mailed to the addresses set forth above or to such other address as either party hereto may designate by written notice to the other, given in accordance with this Paragraph 14. In the absence of said notice of cancellation, Subscriber's service shall continue for a further term of one year, until either party delivers to the other written notice of termination not less than thirty days prior to the end of the then-current term.

15. OTHER AGREEMENTS: Oral representations or agreements not embodied in this Agreement are not binding, and this Agreement may not be changed or terminated orally. This Agreement supersedes and abrogates, as of its effective date, any preceding agreement between the parties relating to the Product(s) and terminates and cancels all obligations and liabilities which may exist thereunder, except Subscriber's obligation to pay for Product(s) rendered under such agreement prior to the effective date of this Agreement or commencement of delivery of the Product(s) provided for herein, whichever is later.

16. TIME IS OF THE ESSENCE: With respect to all payments required under this Agreement, time is of the essence.

17. WAIVER: UPI's waiver of any breach of this Agreement or of any Default hereunder shall not be construed as a waiver of any future breach or Default. Any waiver by UPI must be in writing and signed by a duly authorized representative of UPI. Failure by UPI to enforce any provision of this Agreement, for whatever reason, shall not affect the validity of UPI's right of subsequent enforcement of that or any other provision of this Agreement. UPI's acceptance of any full or partial payment due hereunder during the continuance of any breach or Default shall not constitute a waiver of such Default or breach.

18. ACCEPTANCE BY UPI: This Agreement shall not be effective until accepted and executed by UPI's office located in Washington, DC, provided however, in the event UPI elects to provide Product(s) to Subscriber prior to such execution of the Agreement by UPI. Subscriber shall pay UPI for all such Product(s) it receives at the rate specified in the rate Schedule of this Agreement. Subject to the provisions of Paragraph 7 this Agreement shall bind each party's successors and assigns.

19. GOVERNING LAW: The parties agree that this Agreement is entered into in the District of Columbia. This Agreement shall be governed by and construed in accordance with the laws of the District of Columbia. The parties to this Agreement consent and agree to be subject to the jurisdiction of any court of record in the District of Columbia for the adjudication or resolution of any money or right in connection with this Agreement, and agree that venue in such jurisdiction is proper.

20. CONFIDENTIALITY: The terms of this Agreement are confidential and neither party shall disclose the contents herein to any third party. This confidentiality shall survive termination of the Agreement.

Please Initial Here  /s/   JP
                    -------------

                     [UPI WORLDWIDE NEWS, INC. LETTERHEAD]

                             SUBSCRIPTION AGREEMENT

SUBSCRIBER INFORMATION
 Internet Century, Inc.
Corporate Name
 414 S. Mill Ave., Suite 202
Address
Tempe,     AZ      85281
City     State    Zip Code

----------------------------------------------------------------------------

1. PRODUCT(S): Subject to compliance by subscriber with all of the terms of this Agreement, UPI grants to subscriber the non-exclusive right and privilege to use the "Product(s)" described in the Schedule below. These "Products(s)" are to be used for news and informational purposes only. Subscriber agrees that the "Product(s)" are to be used at the following "Usar's Location" only and by the named "Organization" only, except for the immediate distribution to Subscriber's readers, listeners, or viewers:

   User Location: Same as above

   Address: E-Mail: administration@netcentury.com

   City   State   Zip Code

   Jeff Peterson    800-354-2008
   Contact Name     Telephone Number


2. PRODUCT INSTALLATION TARGET DATE:

3. TERM: This Agreement shall continue for 24 months, commencing on actual initiation of service. Paragraph 2 notwithstanding.


4. RATE: Subscriber agrees to pay UPI a "Total Monthly Rate" of $750 based upon the following Schedule: A royalty of 35% is payable to UPI on all ad banners adjacent to UPI content. PRODUCT(S), EQUIPMENT, DELIVERY, SOFTWARE, MONTHLY
   RATE: $750.00

   Spanish News with accents
   Delivery ftp PULL


-------------------------------------------------------------------------------
I hereby certify that I have read and agree to be bound by all terms and conditions of this agreement. Upon the signing or upon the first receipt of the Product(s), whichever comes first, this agreement goes into effect and binds both parties and/or their successors and assigns. Made this 6th day of
October, 1998, in Washington, D.C.
-------------------------------------------------------------------------------

/s/ Jeffrey Peterson                          C.E.O.                   10-6-98
------------------------------           ----------------              --------
Authorized Signature for Subscriber            Title                     Date


/s/ Amado Izaguirre                         Sales Director             10-8-98
------------------------------          --------------------           --------
Accepted by Authorized UPI Signature          Title                     Date


initials: [AJ] 10/8/98

 5. DELIVERY: UPI shall deliver the Product(s) by the appropriate UPI delivery system.

 6. USE: Subscriber shall not use or permit the use of the Product(s) in any way that compromises the integrity thereof or which infringes any copyrights or proprietary interests. Subscriber shall respect all [illegible] pledges on [illegible] [illegible] and shall carry copyright and UPI credit lines. The Product(s) shall be used only by the Subscriber on terminals of the Subscriber and only in accordance with the terms of this agreement. No material distribution is allowed. Subscriber may receive, convert, accumulate, manage and maintain up to 120 days of historical information accumulated from UPI.

 7. ASSIGNMENT: This Agreement may be assigned by UPI at any time. The sale or transfer of Subscriber's business or licence(s) shall not relieve Subscriber from its obligations under this Agreement. This Agreement may not be assigned by Subscriber without the prior written consent of UPI. An executed copy of such assumption shall be sent by certified mail to UPI at the address stated above. Prior written consent to such assignment shall not release Subscriber from obligations and liabilities to UPI which have accrued hereunder as of the date of such assignment.

 8. UPI EQUIPMENT: Throughout the term of this Agreement, Subscriber shall protect any UPI equipment which may be in its possession. At the termination of this Agreement, Subscriber shall return such equipment to UPI in as good condition as when received, ordinary wear excepted. Failure by Subscriber to comply with this Paragraph shall entitle UPI to charge Subscriber for the cost of repair or replacement of the UPI equipment.

 9. SEPARATE EQUIPMENT AND WORK CHARGES: Upon reasonable notice from Subscriber, UPI shall install, relocate, and/or reinstall services in existing or relocated premises of the User's Location, and Subscriber shall pay to UPI the full one-time costs of such work, said costs to include, but not be limited to, any charges from third-parties incurred by UPI in completion of such. Subscriber shall have the option of performing such relocations of service itself, provided reasonable written advance notification is provided to UPI. Notice from Subscriber to UPI to relocate service to a new User's Location shall be construed as a modification of the User's Location as defined in Paragraph 1 of this Agreement and shall become an integral part of the Agreement.

10. SUBSCRIBER PAYMENTS: UPI shall invoice the Subscriber in advance of each month, and Subscriber shall, on or before the first day of each month, pay UPI in advance the Monthly Rates including terminal fees for such month. Subscriber will provide to UPI a current detailed list of terminal locations and all necessary information to document the amount of the terminal fees. If such documentation is not received within 14 days of payment due date, UPI may suspend delivery of the Product(s) until such documentation is provided, or terminate delivery of the Product(s). Suspension of delivery will not relieve Subscriber of his obligations under this Agreement.

11. DEFAULT OF SUBSCRIBER: The following events shall be a default ("Default") of Subscriber under this Agreement: (a) Subscriber neglects or fails, in whole or in part, to observe any of its obligations to UPI, including, but not limited to, making all timely payments due under this Agreement; (b) Subscriber assigns this Agreement or any of its rights hereunder (except as permitted under the terms of Paragraph
         7); or (c) a receiver, trustee in bankruptcy or similar officer is appointed to take charge of all or a part of Subscriber's property.

12. REMEDIES UPON DEFAULT: Upon the occurrence of a Default, UPI may terminate delivery of the Product(s) and recover from Subscriber (a) any payments due hereunder; (b) the total of Subscriber's then current monthly rate ("Current Monthly Rate," as defined below in this Paragraph 12) multiplied by the number of months between termination of delivery and the date of expiration of the then current Term (as Term is defined in Paragraph 3) less savings UPI realizes by canceling delivery of the Product(s) to Subscriber; (c) all costs and expenses of collection, including reasonable attorneys' fees; and (d) any and all damages available under law. The term "Current Monthly Rate" as used herein shall include not only the Monthly Rate(s) payable at the time delivery of the Product(s) is terminated, but also the Monthly Rate(s) which from time to time would have become payable had delivery thereof not been terminated, and in the calculation set forth above in Subparagraph (b), each such charge shall be multiplied by the number of months for which it would have been made payable. Should Subscriber fail to pay any rates or fees when due, then UPI shall have the right to invoice Subscriber for a late payment charge equal to the lesser of 1.5% per month or the lawful maximum rate on the unpaid balance from the date due until the date paid.

13. INDEMNITY: UPI SHALL NOT IN ANY EVENT BE LIABLE TO SUBSCRIBER FOR ANY LOSS, EXPENSE, OR DAMAGES, INCLUDING BUT NOT LIMITED TO SPECIAL, INDIRECT, CONSEQUENTIAL OR EXEMPLARY DAMAGES, AND ANY LOSS OF BUSINESS OR PROFITS, WHETHER OR NOT FORESEEABLE, ARISING OUT OF OR IN CONNECTION WITH THE PRODUCT(S), ANY FAILURE TO DELIVER OR DISTRIBUTE THE PRODUCT(S), OR ANY INTERRUPTION IN DELIVERY OR DISTRIBUTION THEREOF. Subscriber shall indemnify and hold UPI harmless against any claim, damage, loss, liability or expense arising out of Subscriber's use of the Product(s) contrary to this agreement or instructions by UPI. The obligations of Subscriber under this Paragraph shall continue notwithstanding any termination of this Agreement.

14. CONTRACT DURATION AND CANCELLATION: Upon completion of the Term in Paragraph 3 of the Agreement, Subscriber or UPI may cancel by providing written notice to the second party by certified mail at least 30 days before the effective date of cancellation. Said notice of cancellation shall be mailed to the addresses set forth above or to such other address as either party hereto may designate by written notice to the other, given in accordance with this Paragraph 14. In the absence of said notice of cancellation, Subscriber's service shall continue for a further term of one year, until either party delivers to the other written notice of termination not less than thirty days prior to the end of the then-current term.

15. OTHER AGREEMENTS: Oral representations or agreements not embodied in this Agreement are not binding, and this Agreement may not be changed or terminated orally. This Agreement supersedes and abrogates, as of its effective date, any preceding agreement between the parties relating to the Product(s) and terminates and cancels all obligations and liabilities which may exist thereunder, except Subscriber's obligation to pay for Product(s) rendered under such agreement prior to the effective date of this Agreement or commencement of delivery of the Product(s) provided for herein, whichever is later.

16. TIME IS OF THE ESSENCE: With respect to all payments required under this Agreement, time is of the essence.

17. WAIVER: UPI's waiver of any breach of this Agreement or of any Default hereunder shall not be construed as a waiver of any future breach or Default. Any waiver by UPI must be in writing and signed by a duly authorized representative of UPI. Failure by UPI to enforce any provision of this Agreement, for whatever reason, shall not affect the validity of UPI's right of subsequent enforcement of that or any other provision of this Agreement. UPI's acceptance of any full or partial payment due hereunder during the continuance of any breach or Default shall not constitute a waiver of such Default or breach.

18. ACCEPTANCE BY UPI: This Agreement shall not be effective until accepted and executed by UPI's office located in Washington, DC, provided however, in the event UPI elects to provide Product(s) to Subscriber prior to such execution of the Agreement by UPI. Subscriber shall pay UPI for all such Product(s) it receives at the rate specified in the rate Schedule of this Agreement. Subject to the provisions of Paragraph 7 this Agreement shall bind each party's successors and assigns.

19. GOVERNING LAW: The parties agree that this Agreement is entered into in the District of Columbia. This Agreement shall be governed by and construed in accordance with the laws of the District of Columbia. The parties to this Agreement consent and agree to be subject to the jurisdiction of any court of record in the District of Columbia for the adjudication or resolution of any money or right in connection with this Agreement, and agree that venue in such jurisdiction is proper.

20. CONFIDENTIALITY: The terms of this Agreement are confidential and neither party shall disclose the contents herein to any third party. This confidentiality shall survive termination of the Agreement.

Please Initial Here  /s/   JP
                    -------------